JOHN HANCOCK VARIABLE SERIES TRUST I - EMERGING MARKET EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer:      Bangkok Bank
     ---------------

2.   Description of Securities:   Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made:    CSFB
     --------------------------------------------------------

     Name of Managing Underwriter(s):
     --------------------------------

4.   Nature of Underwriting:    / / Competitive Bidding  / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:     88.88 Bt ($2.25)__
     -------------------------------

6.   Underwriting Compensation:          ____1.00______%
     -------------------------

                                            Amount to be
7.   Proposed Purchase(s)         Total         Purchased     Portfolio Purchase
     for Portfolio               Offering      by Portfolio     as % of Total
     -------------               --------      ------------     -------------

John Hancock Emerging Mkts   $864,787,050     $ 145,350            0.017%

------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) AN ISSUE OF SECURITIES THAT IS BEING OFFERED PRIVATELY TO PURCHASERS THAT INCLUDE ONE OR MORE "QUALIFIED INSTITUTIONAL BUYERS" UNDER

               1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                               Underwriting
      Securities       Underwriter                 Date       Compensation
      ----------       -----------                 ----        ------------
    Common Stock       Morgan Stanley           12/15/2003            1%
                       ABN AMRO
                       Citigroup
                       CS First Boston


     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

     JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: Avalonbay Communities Inc.
     ---------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: Legg Mason
     --------------------------------------------------------

     Name of Managing Underwriter(s):    Morgan Stanley & Co. Inc., Legg Mason
     --------------------------------                          Wood Walker, Inc.

4.   Nature of Underwriting:    / / Competitive Bidding  / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:    $        46.00
     ------------------------------      -------       ----------------------

6.   Underwriting Compensation:                   1.30%
     -------------------------           --------      -------------------

                                            Amount to be
7.   Proposed Purchase(s)      Total         Purchased      Portfolio Purchase
     for Portfolio           Offering      by Portfolio       as % of Total
     -------------           --------      ------------       -------------
John Hancock Real Estate   $126,500,000      $82,800.00           0.0.65%

-----------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) an issue of securities that is being offered privately to purchasers that include one or more "Qualified Institutional Buyers" under

                    1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                               Underwriting
      Securities       Underwriter                 Date       Compensation
      ----------       -----------                 ----       ------------

      Common Stock     Morgan Stanley            8/12/2003     $      0.60
                       Legg Mason

     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

     JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: Amli Residential Trust
     ---------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: Legg Mason
     ---------------------------------------------------------

     Name of Managing Underwriter(s): Morgan Stanley & Co. Inc., Legg Mason Wood
     -------------------------------                                Walker, Inc.

4.   Nature of Underwriting:   / / Competitive Bidding   / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:    $        24.40
     ------------------------------      --------      ----

6.   Underwriting Compensation:                   1.23%
     -------------------------           --------      ----

                                            Amount to be
7.   Proposed Purchase(s)         Total         Purchased     Portfolio Purchase
     for Portfolio               Offering      by Portfolio     as % of Total
     -------------               --------      ------------     -------------
John Hancock Real Estate     $51,240,000      $56,120.00           0.110%

---------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under that Securities Act of 1933 and being offered to the public;

          (2) an issue of securities that is being offered privately to purchasers that include one or more "Qualified Institutional Buyers" under

               1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                               Underwriting
      Securities       Underwriter                 Date       Compensation
      ----------       -----------                 ----       ------------
     Common Stock      Morgan Stanley            8/7/2003     $      0.30
                       Legg Mason

     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating for at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly of indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

   JOHN HANCOCK VARIABLE SERIES TRUST I - EMERGING MARKET EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: China Resources Power Holding Co. Ltd.
     ----------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: Bank of China
     ---------------------------------------------------------

     Name of Managing Underwriter(s): BOC International, Morgan Stanley
     --------------------------------

4.   Nature of Underwriting:   / / Competitive Bidding   / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:     2.8283 HKD ($.364)_______
     ------------------------------

6.   Underwriting Compensation:   ____1.00_____%
     -------------------------
                                           Amount to be
7.   Proposed Purchase(s)      Total         Purchased       Portfolio Purchase
     for Portfolio            Offering      by Portfolio       as % of Total
     -------------            --------      ------------       -------------

 John Hancock Emerging Mkts  $334,880,000     $ 18,216             0.005%

-------------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) AN ISSUE OF SECURITIES THAT IS BEING OFFERED PRIVATELY TO PURCHASERS THAT INCLUDE ONE OR MORE "QUALIFIED INSTITUTIONAL BUYERS" UNDER

               1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:


    Description of     Managing                             Underwriting
      Securities       Underwriter              Date        Compensation
      ----------       -----------              ----        ------------

     Common Stock      Morgan Stanley         11/10/2003        1%
                       BOC International

     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

   JOHN HANCOCK VARIABLE SERIES TRUST I - EMERGING MARKET EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: PICC Property & Casualty Co. Ltd.
     ---------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: Merrill Lynch
     ---------------------------------------------------------

     Name of Managing Underwriter(s): China International Capital Corp, Morgan
     --------------------------------                                    Stanley

4.   Nature of Underwriting:    / / Competitive Bidding  / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:     1.8182 HKD ($.234)_______
     ------------------------------

6.   Underwriting Compensation:          ____1.00_____%
     -------------------------
                                            Amount to be
7. Proposed Purchase(s)         Total         Purchased       Portfolio Purchase
   for Portfolio               Offering      by Portfolio       as % of Total
   -------------               --------      ------------       -------------
John Hancock Emerging Mkts   $703,216,800      $10,296             0.001%

-----------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) AN ISSUE OF SECURITIES THAT IS BEING OFFERED PRIVATELY TO PURCHASERS THAT INCLUDE ONE OR MORE "QUALIFIED INSTITUTIONAL BUYERS" UNDER 1933 ACT RULE 144A IN AN "ELIGIBLE RULE 144A OFFERING" AS DEFINED IN RULE 10F-3(A)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                               Underwriting
      Securities       Underwriter                 Date       Compensation
      ----------       -----------                 ----        ------------

     Common Stock      China Int'l Capital Corp  10/31/2003      1%
                       Morgan Stanley

     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

   JOHN HANCOCK VARIABLE SERIES TRUST I - EMERGING MARKET EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: Votorantim Celulose e Papal
     ---------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: JP Morgan
     ---------------------------------------------------------

     Name of Managing Underwriter(s): JP Morgan, Merrill Lynch, Morgan Stanley,
     -------------------------------                                Unibanco


4.   Nature of Underwriting:   / / Competitive Bidding   / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit     $__27.50__________
     ------------------------------

6.   Underwriting Compensation:         ____1.85_______%
     -------------------------

                                            Amount to be
7. Proposed Purchase(s)         Total         Purchased       Portfolio Purchase
   for Portfolio               Offering      by Portfolio       as % of Total
   -------------               --------      ------------       -------------

John Hancock Emerging Mkts   $253,476,245      $143,000           0.056%

----------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) an issue of securities that is being offered privately to purchasers that include one or more "Qualified Institutional Buyers" under

               1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) AN ISSUE OF SECURITIES THAT IS SUBJECT TO REGULATION BY A FOREIGN FINANCIAL REGULATOR IN THE COUNTY WHERE AN OFFERING IS OCCURRING AT A FIXED PRICE AND THAT IS BEING SOLD IN AN "ELIGIBLE FOREIGN OFFERING" WITHIN THE MEANING OF RULE 10F-3(A)(2). ALSO, THE ISSUER IN ANY SUCH FOREIGN OFFERING MUST HAVE AVAILABLE AT LEAST TWO YEARS OF FINANCIAL STATEMENTS, AND, IN THE CASE OF A U.S. ISSUER, BE A REPORTING COMPANY UNDER THE 1934 ACT.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio prior to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                            Underwriting
      Securities       Underwriter              Date       Compensation
      ----------       -----------              ----       ------------
     Common Stock      JP Morgan             12/11/2003        1.85%
                       Merrill Lynch
                       Morgan Stanley
                       Unibanco

          F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

          G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

          H. The principal amount of securities of any class of such issue to be purchased by the Portfolio ( and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

          I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.

     JOHN HANCOCK VARIABLE SERIES TRUST I - REAL ESTATE EQUITY ("PORTFOLIO")

                          RULE 10F-3 TRANSACTION REPORT
                          -----------------------------

This report covers transactions involving the Portfolio's proposed purchase of securities during an underwriting syndicate to which John Hancock or the portfolio's sub-manager is related.* Defined terms used in this report have the same meaning as ascribed to them in the related John Hancock Variable Series Trust I Consolidated Procedures under Rules 10f-3, 17a-7 and 17e-1.

1.   Name of Issuer: La Quinta Inns
     ---------------

2.   Description of Securities: Common Stock
     --------------------------

3.   Name of Broker-Dealer Through Whom Purchase Will be Made: CIBC World Mkt
     ---------------------------------------------------------

     Name of Managing Underwriter(s): Morgan Stanley, Credit Lynonnais
     --------------------------------                  Securities (USA) Inc,
                                                           CIBC World Markets

4.   Nature of Underwriting:    / / Competitive Bidding  / / Negotiated Purchase
     ----------------------

5.   Public Offering Price Per Unit:     $__5.55_______
     ------------------------------

6.   Underwriting Compensation:          ___3.75_______%
     -------------------------

                                            Amount to be
7. Proposed Purchase(s)         Total         Purchased       Portfolio Purchase
   for Portfolio               Offering      by Portfolio       as % of Total
   -------------               --------      ------------       -------------
John Hancock Real Estate     $166,500,000       $62,160            0.037%

---------------

o "Related" means that John Hancock or the sub-manager is a member of the underwriting syndicate or is an "Affiliated Person" (as defined in the Consolidated Procedures) of such a member.

8.   Compliance with Rule 10f-3:
     ---------------------------

     A.   The securities to be purchased by the Portfolio are (circle one):

          (1) an issue of securities that is registered under the Securities Act of 1933 and being offered to the public;

          (2) an issue of securities that is being offered privately to purchasers that include one or more "Qualified Institutional Buyers" under

               1933 Act Rule 144A in an "Eligible Rule 144A Offering" as defined in Rule 10f-3(a)(4);

          (3) an issue of "Eligible Municipal Securities" as defined in Rule 10f-3(a)(3); or

          (4) an issue of securities that is subject to regulation by a foreign financial regulator in the county where an offering is occurring at a fixed price and that is being sold in an "Eligible Foreign Offering" within the meaning of Rule 10f-3(a)(2). Also, the issuer in any such foreign offering must have available at least two years of financial statements, and, in the case of a U.S. issuer, be a reporting company under the 1934 Act.

     B. The securities to be purchased by the Portfolio are part of an issue to be offered to the public in a firm commitment underwriting, except as to securities purchased by others pursuant to a rights offering.

     C. The securities are to be purchased by the Portfolio at not more than the public offering price paid by each other purchaser in the offering or any concurrent offering (except for rights in connection with an Eligible Foreign Offering, as described in Rule 10f-3(b)(2)(i)).

     D. The securities will be purchased by the Portfolio to the end of the first day on which any sales are made (or, in the case of an offering by rights subscription, on or before the fourth day preceding the day on which the rights offering terminates).

     E. The underwriting commission, spread or profit is reasonable and fair, as evidenced by the fact that the spread does not exceed the underwriting compensation in the following two or more underwritten offerings:

    Description of     Managing                               Underwriting
      Securities       Underwriter                 Date       Compensation
      ----------       -----------                 ----        ------------
     Common Stock      Morgan Stanley            11/20/2003      $ 0.208
                       Credit Lyonnais
                       CIBC World Markets

     F. The securities issued in the offerings described in E. above were similar to those proposed for purchase by the Portfolio, and the period during which each such offering was made is comparable to the present in terms of factors affecting underwriting compensation.

     G. The issuer of the securities proposed for purchase by the Portfolio (other than municipal securities) has been in continuous operation for three years or longer. Any municipal securities proposed for purchase have an investment grade rating from at least one NRSRO (or a rating within the three highest grades if the municipality or other entity from whose revenues the securities are to be paid has existed for less than three years).

     H. The principal amount of securities of any class of such issue to be purchased by the Portfolio (and all other investment companies managed by the undersigned**) does not exceed 10% of the total principal amount of the offering.

     I. The securities will not be purchased directly or indirectly from John Hancock, or any Trustee, officer, employee, sub-manager, or advisory board member of the Trust or from any person of which any of the foregoing is an Affiliated Person; provided that securities purchased from a syndicate manager shall not be deemed to be purchased from a specific underwriter, so long as (a) that underwriter does not benefit directly or indirectly from the transaction and (b) in the case of municipal securities, such purchases are not designated as group sales or otherwise allocated to that underwriter's account.